                                MORGAN STANLEY AIRCRAFT FINANCE
                                     Report to Noteholders
                       All amounts in US dollars unless otherwise stated

Month                          November-00
Payment Date                   15th of each month
Convention                     Modified Following Business Day
Current Payment Date           15-Nov-00
Current Calculation Date       09-Nov-00
Previous Payment Date          16-Oct-00
Previous Calculation Date      10-Oct-00
===============================================================================================

1. Account Activity Summary between Calculation Dates

==============================================================================================
                                    Prior         Deposits     Withdrawals    Balance on
                                   Balance                                    Calculation Date
                                  10-Oct-00                                   09-Nov-00
----------------------------------------------------------------------------------------------
Expense Account                   5,049,848.28   2,827,953.90  (1,166,122.87)    6,711,679.31
Collection Account               21,752,876.28  21,450,599.06 (21,752,876.28)   21,450,599.06
Aircraft Purchase Account                    -              -              -                -
Liquidity Reserve cash balance   49,559,891.00      50,000.00    (400,000.00)   49,209,891.00
----------------------------------------------------------------------------------------------
Total                            76,362,615.56  24,328,552.96 (23,318,999.15)   77,372,169.37
==============================================================================================

2. Analysis of Expenses Account Activity

==============================================================================================
Opening Balance on Previous Calculation Date                                     5,049,848.28
Transfer from Collection Account on previous Payment Date                        2,794,241.98
Permitted Aircraft Accrual                                                                  -
Interim Transfer from Collection Account                                                    -
Transfers from Aircraft Purchase Account                                                    -
Interest Income                                                                     33,711.92
Balance on current Calculation Date
 - Payments on previous payment date                                              (794,241.98)
 - Interim payments                                                               (371,880.89)
 - Other                                                                                    -
----------------------------------------------------------------------------------------------
Balance on current Calculation Date                                              6,711,679.31
==============================================================================================

3. Analysis of Collection Account Activity

==============================================================================================
Opening Balance on Previous Calculation Date                                    21,752,876.28
Collections during period
 - Lease rentals                                                                15,491,182.33
 - Maintenance reserves                                                          2,006,296.79
 - Other leasing income                                                          3,470,723.18
 - Interest income                                                                 366,044.76
 - Lease rental received in error                                                  116,352.00
 - Interim transfer to Expense A/C                                                          -
Transfers from Aircraft Purchase Account                                                    -
Drawings under Credit or Liquidity Enhancement Facilities                                   -
Repayment of Drawings under Credit or Liquidity Enhancement Facilities                      -
Transfer to Expense Account on previous Payment Date
 - Required Expense Amount                                                      (2,794,241.98)
 - Permitted Aircraft Modifications                                                         -
Net Swap payments on previous Payment Date                                        (247,612.48)
Aggregate Note Payments on previous Payment Date                               (18,711,021.82)
----------------------------------------------------------------------------------------------
Balance on current Calculation Date                                             21,450,599.06
==============================================================================================

Analysis of Liquidity Reserve Amount

First Collection Account Reserve                                                30,000,000.00
Cash Held
 - Accrued Expenses                                             6,711,679.31
 - Security Deposits                                           19,209,891.00    25,921,570.31
Morgan Stanley Facility                                                         30,000,000.00
ILFC Facility
 - Letter of Credit                                            20,000,000.00
 -Security Deposits                                            19,996,851.00    39,996,851.00
                                                                             -----------------
Liquidity Reserve Amount                                                       125,918,421.31
                                                                             -----------------

Minimum Liquidity Reserve Amount                                                30,000,000.00


                                          Page 1 of 7


                                         MORGAN STANLEY AIRCRAFT FINANCE
                                              Report to Noteholders
                                All amounts in US dollars unless otherwise stated


Current Payment Date                   15-Nov-00
Current Calculation Date               09-Nov-00
Previous Payment Date                  16-Oct-00
Previous Calculation Date              10-Oct-00
================================================================================================================
Balance in Collection Account                                                                     21,450,599.06
Liquidity Reserve Amount                                                                         125,918,421.31
                                                                                                 ---------------
Available Collections                                                                            147,369,020.37
                                                                                                 ===============

3. Analysis of Collection Account Activity (Continued)
================================================================================================================
Analysis of Current Payment Date Distributions

(i)          Required Expense Amount

              - Servicer Fee                                                       606,186.98
              - Administration Agent Fee                                            68,039.31
              - Other Service Providers                                             12,500.01
              - Accrued Expenses                                                 4,300,000.00
                                                                                --------------
             Total Required Expense Amount                                                         4,986,726.30
(ii) a)      Class A Interest but excluding Step-up                                                8,040,882.80
     b)      Swap Payments other than subordinated swap payments                                     (24,397.22)
(iii) a)     Repayment of Primary Eligible Credit Facilities                                                  -
     b)      First Collection Account top-up (Minimum liquidity reserve $30 m)                    30,000,000.00
(iv)         Class A Minimum principal payment                                                                -
(v)          Class B Interest                                                                        998,886.23
(vi)         Class B Minimum principal payment                                                       300,829.87
(vii)        Class C Interest                                                                      1,011,607.50
(viii)       Class C Minimum principal payment                                                                -
(ix)         Class D Interest                                                                        797,500.00
(x)          Class D Minimum principal payment                                                                -
(xi)  a)     Secondary Eligible Credit Facilities (ILFC and Morgan Stanley Facilities)                        -
      b)     Second collection account top-up                                                     95,918,421.31
(xii)        Class A Scheduled principal                                                                      -
(xiii)       Class B Scheduled principal                                                             272,574.39
(xiv)        Class C Scheduled principal                                                             100,000.00
(xv)         Class D Scheduled principal                                                                      -
(xvi)        Permitted accruals for Modifications                                                             -
(xvii)       Step-up interest                                                                                 -
(xviii)      Beneficial interest                                                                              -
(xix)        Class A Supplemental principal                                                        4,965,989.19
(xx)         Class B Supplemental principal                                                                   -
(xxi)        Class D Redemption Price                                                                         -
(xxii)       Class C Redemption Price                                                                         -
(xxiii)      Class B Redemption Price                                                                         -
(xxiv)       Class A Redemption Price                                                                         -
(xxv)        Subordinated Swap payments                                                                       -
(xxvi)       all remaining amounts to holders of Beneficial interests
             Total Payments with respect to Payment Date                                         147,369,020.37
             less collection Account Top Ups (iii) (b) and (xi) (b) above                        125,918,421.31
                                                                                                 ---------------
                                                                                                  21,450,599.06

                                                                                                 ===============

================================================================================================================


                                                   Page 2 of 7

                                             MORGAN STANLEY AIRCRAFT FINANCE
                                                  Report to Noteholders
                                    All amounts in US dollars unless otherwise stated


Current Payment Date                     15-Nov-00
Current Calculation Date                 09-Nov-00
Previous Payment Date                    16-Oct-00
Previous Calculation Date                10-Oct-00
========================================================================================================================

4. Payments on the Notes by Subclass

========================================================================================================================
                                             Subclass        Subclass        Subclass         Subclass          Total
Floating Rate Notes                              A-2            A-3            A-4              A-5           Class A
------------------------------------------------------------------------------------------------------------------------
Applicable LIBOR                               6.62000%        6.62000%        6.62000%        6.62000%
Applicable Margin                               0.3500%         0.5200%         0.5400%         0.5800%
Applicable Interest Rate                       6.97000%        7.14000%        7.16000%        7.20000%
Day Count                                      Act/360         Act/360         Act/360         Act/360
Actual Number of Days                               30              30              30              30
Interest Amount Payable                   1,233,480.28    3,451,000.00    1,193,333.33    2,163,069.19
Step-up Interest Amount Payable                 NA              NA              NA              NA
------------------------------------------------------------------------------------------------------------------------
Total Interest Paid                       1,233,480.28    3,451,000.00    1,193,333.33    2,163,069.19      8,040,882.80
------------------------------------------------------------------------------------------------------------------------

Expected Final Payment Date                  15-Sep-05     15-Mar-02       15-Mar-03       15-Jun-08
Excess Amortization Date                     15-Apr-98     15-Mar-02       15-Mar-03       15-Apr-00
------------------------------------------------------------------------------------------------------------------------
Original Balance                        340,000,000.00  580,000,000.00  200,000,000.00  400,000,000.00
Opening Outstanding Principal Balance   212,363,893.70  580,000,000.00  200,000,000.00  360,511,532.18  1,352,875,425.88
------------------------------------------------------------------------------------------------------------------------
Extended Pool Factors                            76.43%         100.00%         100.00%         100.00%
Pool Factors                                     65.99%         100.00%         100.00%          91.22%
------------------------------------------------------------------------------------------------------------------------
Extension Amount                                     -               -               -               -
Pool Factor Amount                                   -               -               -               -
Surplus Amortisation                      1,840,883.29               -               -    3,125,105.90
------------------------------------------------------------------------------------------------------------------------
Total Principal Distribution Amount       1,840,883.29               -               -    3,125,105.90      4,965,989.19
------------------------------------------------------------------------------------------------------------------------
Redemption Amount
- amount allocable to principal
- amount allocable to premium
------------------------------------------------------------------------------------------------------------------------
Closing Outstanding Principal Balance   210,523,010.41  580,000,000.00  200,000,000.00  357,386,426.28  1,347,909,436.69
========================================================================================================================

======================================================================================
                                             Subclass      Subclass        Total
Floating Rate Notes                             B-1           B-2         Class B
--------------------------------------------------------------------------------------
Applicable LIBOR                                6.6200%         6.6200%
Applicable Margin                               0.6500%         1.0500%
Applicable Interest Rate                       7.27000%        7.67000%
Day Count                                      Act/360         Act/360
Actual Number of Days                               30              30
Interest Amount Payable                     519,559.17      479,327.06
Step-up Interest Amount Payable                 NA              NA
--------------------------------------------------------------------------------------
Total Interest Paid                         519,559.17      479,327.06      998,886.23
--------------------------------------------------------------------------------------

Expected Final Payment Date                  15-Mar-13     15-Mar-07
Excess Amortisation Date                     15-Apr-98     15-Mar-07
--------------------------------------------------------------------------------------
Original Balance                        100,000,000.00   75,000,000.00
Opening Outstanding Principal Balance    85,759,423.52   74,992,500.00 160,751,923.52
--------------------------------------------------------------------------------------
Extended Pool Factors                            93.46%         100.00%
Pool Factors                                     89.28%          99.98%
--------------------------------------------------------------------------------------
Extension Amount                                     -               -
Pool Factor Amount                                   -        7,500.00
Surplus Amortisation                        565,904.26               -
--------------------------------------------------------------------------------------
Total Principal Distribution Amount         565,904.26        7,500.00      573,404.26
--------------------------------------------------------------------------------------
Redemption Amount
- amount allocable to principal
- amount allocable to premium
--------------------------------------------------------------------------------------
Closing Outstanding Principal Balance    85,193,519.26   74,985,000.00  160,178,519.26
======================================================================================

======================================================================================                ==============
                                             Subclass       Subclass          Total                      Subclass
Fixed Rate Notes                                C-1            C-2           Class C                        D-1
--------------------------------------------------------------------------------------                --------------
Applicable Interest Rate                       6.90000%        9.60000%                                      8.70000%
Day count                                     30 / 360        30 / 360                                      30 / 360
Number of Days                                      30              30                                            30
Interest Amount Payable                     571,607.50      440,000.00                                    797,500.00
--------------------------------------------------------------------------------------                --------------
Total Interest Paid                         571,607.50      440,000.00    1,011,607.50                    797,500.00
--------------------------------------------------------------------------------------                --------------
Expected Final Payment Date                  15-Mar-13     15-Oct-16                                      15-Mar-14
Excess Amortisation Date                     15-Mar-13     15-Oct-16                                      15-Mar-10
Original Balance                        100,000,000.00   55,000,000.00                                110,000,000.00
Opening Outstanding Principal Balance    99,410,000.00   55,000,000.00  154,410,000.00                110,000,000.00
--------------------------------------------------------------------------------------                --------------
Extended Pool Factors                           100.00%         100.00%                                       100.00%
Expected Pool Factors                            99.31%         100.00%                                       100.00%
--------------------------------------------------------------------------------------                --------------
Extended Amount                                      -             -                                               -
Expected Pool Factor Amount                 100,000.00             -                                               -
Surplus Amortisation                                 -             -
--------------------------------------------------------------------------------------                --------------
Total Principal Distribution Amount         100,000.00             -     100,000.00                                -
--------------------------------------------------------------------------------------                --------------
Redemption Amount                                    -             -                                               -
- amount allocable to principal                      -             -                                               -
- amount allocable to premium                        -             -                                               -
--------------------------------------------------------------------------------------                --------------
Closing Outstanding Principal Balance    99,310,000.00 55,000,000.00 154,310,000.00                   110,000,000.00
--------------------------------------------------------------------------------------                --------------

====================================================================================================================


                                                   Page 3 of 7


                                             MORGAN STANLEY AIRCRAFT FINANCE
                                                  Report to Noteholders
                                    All amounts in US dollars unless otherwise stated


Current Payment Date                            15-Nov-00
Current Calculation Date                        09-Nov-00
Previous Payment Date                           16-Oct-00
Previous Calculation Date                       10-Oct-00
==============================================================================================================================

5. Floating Rate Note information for next Interest Accrual Period

Start of Interest Accrual Period                15-Nov-00
End of Interest Accrual Period                  15-Dec-00
Reference Date                                  13-Dec-00

==============================================================================================================================

                                                    A-2           A-3           A-4          A-5          B-1          B-2
------------------------------------------------------------------------------------------------------------------------------
Applicable LIBOR                                 6.62000%      6.62000%      6.62000%     6.62000%    6.62000%       6.62000%
Applicable Margin                                 0.3500%       0.5200%       0.5400%      0.5800%     0.6500%        1.0500%
Applicable Interest Rate                          6.9700%       7.1400%       7.1600%      7.2000%     7.2700%        7.6700%
Actual Pool Factor                                 61.92%       100.00%       100.00%       89.35%      85.19%         99.98%
==============================================================================================================================

======================================================================================

Fixed Rate Notes                                    C-1           C-2           D-1
--------------------------------------------------------------------------------------

Actual Pool Factor                                 99.31%       100.00%       100.00%
======================================================================================
======================================================================================

6. Payments per $ 100,000 Initial Outstanding Principal Balance of Notes

==============================================================================================================================

(a) Floating Rate Notes                             A-2           A-3           A-4          A-5          B-1          B-2
------------------------------------------------------------------------------------------------------------------------------

Opening Outstanding Principal Balance           62,459.97    100,000.00    100,000.00    90,127.88   85,759.42      99,990.00
Total Principal Payments                           541.44             -             -       781.28      565.90          10.00
Closing Outstanding Principal Balance           61,918.53    100,000.00    100,000.00    89,346.61   85,193.52      99,980.00

Total Interest                                     362.79        595.00        596.67       540.77      519.56         639.10
Total Premium                                     0.0000%       0.0000%       0.0000%      0.0000%     0.0000%        0.0000%
==============================================================================================================================

======================================================================================

(b) Fixed Rate Notes                                C-1           C-2           D-1
--------------------------------------------------------------------------------------

Opening Outstanding Principal Balance           99,410.00    100,000.00    100,000.00
Total Principal Payments                           100.00             -             -
Closing Outstanding Principal Balance           99,310.00    100,000.00    100,000.00

Total Interest                                     571.61        800.00        725.00
Total Premium                                           -             -             -
======================================================================================
==============================================================================================================================


                                                       page 4 of 7

                                                   MORGAN STANLEY AIRCRAFT FINANCE
                              Cumulative Performance to Date - March 15, 2000 to November 15, 2000


                                                 All amounts in millions of U.S. dollars  Dollar amounts expressed as a percentage
                                                         unless otherwise stated              of 2000 Base Case Lease Rentals
----------------------------------------------------------------------------------------  ----------------------------------------
                                                          Cumulative to Date                      Cumulative to Date
                                                       Actual   Base Case  Variance            Actual    Base Case  Variance
----------------------------------------------------------------------------------------  ----------------------------------------
                   CASH COLLECTIONS
 [1]               Lease Rentals                        160.7     160.7         (0.0)           100.0%     100.0%       0.0%
 [2]                 - Renegotiated Leases                0.0         -          0.0              0.0%
 [3]                 - Rental Resets                     (0.1)        -         (0.1)             0.0%
                                                      ------------------------------            ----------------------------
 [4] S[1].[3]      Contracted Lease Rentals             160.6     160.7         (0.0)           100.0%     100.0%       0.0%

 [5]               Movement in Current Arrears Balance    0.7         -         (0.7)            -0.4%       0.0%      -0.4%

                   less Net Stress-related Costs

 [6]                - Bad Debts                          (1.8)                                   -1.1%
 [7]                - Security Deposits Drawn Down        1.1                                     0.7%
 [8]                - Restructured Arrears                  -                                     0.0%
 [9]                - AOG                                (4.7)                                   -2.9%
[10]                - Other Leasing Income                9.1                                     5.7%
[11]                - Repossession Costs                 (0.4)                                   -0.3%
                                                      ------------------------------            ----------------------------
[12] S[6].[11]      sub-total                             3.3      (7.2)        10.6              2.1%      -4.5%       6.6%

[13] [4]+[5]+[12]   Net Lease Rentals                   163.2     153.4          9.8            101.6%      95.5%       6.1%

[14]                Interest Earned                       2.8       1.7          1.1              1.7%       1.1%       0.7%

                    Maintenance Receipts                 19.3         -         19.3             12.0%       0.0%      12.0%
                    Maintenance Payments                (19.8)        -        (19.8)           -12.3%       0.0%     -12.3%
                                                      ------------------------------            ----------------------------
[15]                Net Maintenance                      (0.5)        -         (0.5)            -0.3%       0.0%      -0.3%

[16] S[13].[15]     Total Cash Collections              165.5     155.1         10.4            103.0%      96.6%       6.5%
====================================================================================      =================================

                   CASH EXPENSES
                   Aircraft Operating Expenses
[17]                - Insurance                          (0.6)                                   -0.3%
[18]                - Re-leasing and other overheads     (0.2)                                   -0.1%
[19] [17]+[18]      sub-total                            (0.8)     (1.3)         0.5             -0.5%      -0.8%       0.3%

                   SG&A Expenses
                   Aircraft Servicer Fees
                    - Base Fee                           (2.0)     (2.0)         0.0             -1.2%      -1.2%       0.0%
                    - Rent Collected Fee                 (1.9)     (2.0)         0.0             -1.2%      -1.2%       0.0%
                    - Rent Contracted Fee                (1.6)     (1.6)         0.1             -1.0%      -1.0%       0.0%
                    - Incentive Fee                         -         -            -              0.0%       0.0%       0.0%
                                                      ------------------------------            ---------------------------
[20]                sub-total                            (5.5)     (5.5)         0.1             -3.4%      -3.4%       0.0%

                   Other Servicer Fees
                   Cabot                                 (0.7)     (0.8)         0.0             -0.5%      -0.5%      0.0%
                   Other Service Providers               (1.3)     (0.5)        (0.8)            -0.8%      -0.3%      -0.5%
                                                      ------------------------------            ---------------------------
[21]                sub-total                            (2.0)     (1.2)        (0.8)            -1.3%      -0.8%      -0.5%

[22] S[19].[21]    Total Cash Expenses                   (8.3)     (8.1)        (0.2)            -5.2%      -5.0%      -0.1%
====================================================================================      =================================
                   NET CASH COLLECTIONS
[23] [16]          Total Cash Collections               165.5     155.1         10.4            103.0%      96.6%       6.5%
[24] [22]          Total Cash Expenses                   (8.3)     (8.1)        (0.2)            -5.2%      -5.0%      -0.1%
[25]               Drawings from Expense Account         22.5         -         22.5             14.0%       0.0%      14.0%
[26]               Transfer to Expense Account          (27.7)        -        (27.7)           -17.2%       0.0%     -17.2%
[27]               Interest Payments                    (88.1)    (82.8)        (5.3)           -54.8%     -51.6%      -3.3%
[28]               Swap Payments                         (2.0)     (6.8)         4.8             -1.3%      -4.3%       3.0%
[29]               Exceptional Items                        -         -            -              0.0%       0.0%       0.0%
                                                      ------------------------------            ---------------------------
[30]  S[23].[29]   TOTAL                                 61.9      57.4          4.5             38.5%      35.7%       2.8%
                                                      ==============================            ===========================
====================================================================================            ===========================
[31]               PRINCIPAL PAYMENTS
                   subclass A2                           14.2      13.0          1.2              8.8%       8.1%       0.7%
                   subclass A3                              -         -            -              0.0%       0.0%       0.0%
                   subclass A4                              -         -            -              0.0%       0.0%       0.0%
                   subclass A5                           42.6      39.3          3.3             26.5%      24.5%       2.0%
                   subclass B1                            4.5       4.5          0.0              2.8%       2.8%       0.0%
                   subclass B2                            0.0       0.0            -              0.0%       0.0%       0.0%
                   subclass C1                            0.6       0.6         (0.0)             0.4%       0.4%       0.0%
                   subclass C2                              -         -            -              0.0%       0.0%       0.0%
                   subclass D1                              -         -            -              0.0%       0.0%       0.0%
                   Total                                 61.9      57.4          4.5             38.5%      35.7%       2.8%
                                                      ==============================            ===========================
====================================================================================            ===========================
                   Debt Balances
                   subclass A2                          210.5     211.7          1.2
                   subclass A3                          580.0     580.0            -
                   subclass A4                          200.0     200.0            -
                   subclass A5                          357.4     360.7          3.3
                   subclass B1                           85.2      85.2          0.0
                   subclass B2                           75.0      75.0            -
                   subclass C1                           99.3      99.3         (0.0)
                   subclass C2                           55.0      55.0            -
                   subclass D1                          110.0     110.0            -
                   TOTAL                              1,772.4   1,776.9          4.5
                                                      ==============================
====================================================================================


                                                            Page 5 of 7

====================================================================================================================================
     Note:             Report Line Name                                             Description
------------------------------------------------------------------------------------------------------------------------------------
                   CASH COLLECTIONS
 [1]               Lease Rentals                       Assumptions per the March 2000 Prospectus, the "2000 Base Case".
 [2]                - Renegotiated Leases              Loss in rental revenue caused by a lessee negotiating a reduction in the lease rental.
 [3]                - Rental Resets                    Loss in rental when new lease rates are lower than those assumed in the 2000
                                                       Base Case.
 [4] S[1].[3]      Contracted Lease Rentals            Current Contracted Lease Rentals less adjustments for renegotiated leases and rental resets.

 [5]               Movement in Current Arrears Balance Current Contracted Lease Rentals not received as at the latest Calculation
                                                       Date, excluding Bad Debts.
                   less Net Stress-related Costs
 [6]                - Bad Debts                        Rental Arrears owed by lessees who have defaulted and which are deemed irrecoverable.
 [7]                - Security Deposits Drawn Down     Amounts drawn down from Security Deposits to offset arrears or Bad Debts.
 [8]                - Restructured Arrears             Current Arrears that have been capitalized and restructured into a note payable.
 [9]                - AOG                              Base Case lease rental lost when an aircraft is off-lease and non-revenue earning.
[10]                - Other Leasing Income             Includes lease termination payments, rental guarantees and late payments charges.
[11]                - Repossession Costs               Legal and technical costs incurred as a result of repossessing an aircraft.
[12] S[6.[11]       sub-total

[13] [4]+[5]+[12]  Net Lease Rentals                   Contracted Lease Rentals less Movement in Current Arrears Balance and Net
                                                       Stress related costs
[14]               Interest Earned                     Interest earned on monthly cash balances held in Collection and Expense
                                                       Accounts.
[15]               Net Maintenance                     Maintenance Revenue Reserve received less any reimbursements paid to lessees.
[16]  S[14.[16]    Total Cash Collections              Net Lease Rentals + Interest Earned + Net Maintenance
====================================================================================================================================

                   CASH EXPENSES
                   Aircraft Operating Expenses         All operational costs related to the leasing of aircraft.
[17]                - Insurance                        Premium for contingent insurance policies.
[18]                - Re-leasing and other overheads   Miscellaneous re-delivery and leasing costs associated with re-leasing events.
[19] [17]+[18]      sub-total
                   SG&A Expenses                       All fees paid to the Aircraft Servicer and to other service providers.
[20]               Aircraft Servicer Fees              Monthly and annual fees paid to the Aircraft Servicer, ILFC.
                    - Base Fee                         Fixed amount per month per aircraft and changes only as aircraft are acquired or sold.
                    - Rent Collected Fee               Amount equal to approximately 1.25% of rentals received during the previous calendar month.
                    - Rent Contracted Fee              Amount equal to 1.00% of rentals contracted in the current calendar month.
                    - Incentive Fee                    Annual fee paid to Servicer for performance above an annually agreed target.
[21]               Other Servicer Fees                 Fees paid to other service providers including the Administrative Agent,
                                                       Financial Advisor and Independent Trustees

[22] S [19.[21]    Total Cash Expenses                 Aircraft Operating Expenses + SG&A Expenses
====================================================================================================================================

                   NET CASH COLLECTIONS
[23] [16]          Total Cash Collections              as per line 17 above.
[24] [22]          Total Cash Expenses                 as per line 24 above.
[25]               Drawings from Expense Account       Cash drawn from the Expense Account and used to pay for expenses during the period.
[26]               Transfer to Expense Account         Cash set aside in the Expense Account to pay for future expected expense obligations.
[27]               Interest Payments                   Interest Payments to Noteholders on all outstanding debt.
[28]               Swap Payments                       Net Swap Payments (paid) / received.
[29]               Exceptional Items                   Cash flows that occur infrequently and are outside the normal business activities of MSAF Group.
[30] S [24.[29]    TOTAL
====================================================================================================================================
[31]           PRINCIPAL PAYMENTS                      Principal Payments to Noteholders.
====================================================================================================================================


                                                            Page 6 of 7


                                      MORGAN STANLEY AIRCRAFT FINANCE
                   Cumulative Performance to Date - March 15, 2000 to November 15, 2000
                       all amounts in millions of US dollars unless otherwise stated

------------------------------------------------------------------------------------------------------------------
                                                  Actual             2000 Base Case              Variance
     Source of Funds
     Net Cash Collections                           61.9                   57.4                     4.5
     Add Back Interest                              88.1                   82.8                     5.3
     Add Back Swap Payments                          2.0                    6.8                    (4.8)
                                                   ------                 ------                  -----
a.                                                 152.0                  147.0                     5.0
                                                  ------                 ------                   -----

        Application of Funds
b.   Swap Payments                                   2.0                    6.8                    (4.8)
c.   Class A Interest                               65.5                   60.7                     4.8
d.   Class A Minimum                                 5.8                    4.8                     1.0
e.   Class B Interest                                8.1                    7.6                     0.5
f.   Class B Minimum                                 3.2                    3.2                       -
g.   Class C Interest                                8.1                    8.1                       -
h.   Class C Minimum                                   -                      -                       -
i.   Class D Interest                                6.4                    6.4                       -
j.   Class D Minimum                                   -                      -                       -
k.   Class A Scheduled                               0.8                    0.2                     0.6
l.   Class B Scheduled                               1.3                    1.3                       -
m.   Class C Scheduled                               0.6                    0.6                       -
n.   Class D Scheduled                                 -                      -                       -
o.   Permitted Aircraft Modifications                  -                      -                       -
p    Class A Supplemental                           50.2                   47.3                     2.9
                                                  ------                 ------                   -----
                                                   152.0                  147.0                     5.0
                                                  ------                 ------                   -----
------------------------------------------------------------------------------------------------------------------

[1]  Interest Coverage Ratio
     Class A                                        2.25                   2.18  = a / (b+c)
     Class B                                        1.87                   1.84  = a / (b+c+d+e)
     Class C                                        1.64                   1.61  = a / (b+c+d+e+f+g)
     Class D                                        1.53                   1.51  = a / (b+c+d+e+f+g+h+i)

[2]  Debt Coverage Ratio
     Class A                                        1.52                   1.50  = a / (b+c+d+e+f+g+h+i+j+k)
     Class B                                        1.50                   1.48  = a / (b+c+d+e+f+g+h+i+j+k+l)
     Class C                                        1.49                   1.47  = a / (b+c+d+e+f+g+h+i+j+k+l+m)
     Class D                                        1.49                   1.47  = a / (b+c+d+e+f+g+h+i+j+k+l+m+n)
------------------------------------------------------------------------------------------------------------------

     Loan-to-Value Ratios      2000 Base Case       Actual            2000 Base Case
                                  15-Mar-00       15-Nov-00             15-Nov-00
                               -----------------------------------------------------
[3]  Assumed Portfolio Value      2,049.1          1,992.0                1,992.0

[4]  Adjusted Portfolio Value                      1,900.9

     Liquidity Reserve Amount
       - Cash                        30.0             30.0                   30.0
       - Accrued Expenses             6.0             11.0                   11.0
       - Security Deposits            7.1             19.2                   19.2
                               -----------------------------------------------------
     subtotal cash                   43.1             60.2                   60.2
       - Letters of Credit           82.1             70.0                   70.0
                               -----------------------------------------------------
     Total Liquidity Reserve        125.2            130.2                  130.2

[5]  Total Asset Value            2,174.3          2,122.2                2,122.2

     Note Balance
     Class A                      1,404.7  64.6%   1,347.9  63.5%         1,352.4  63.7%
     Class B                        164.7  72.2%     160.2  71.1%           160.2  71.3%
     Class C                        154.9  79.3%     154.3  78.3%           154.3  78.5%
     Class D                        110.0  84.4%     110.0  83.5%           110.0  83.7%
                                  -------          -------                -------
     Total                        1,834.3          1,772.4                1,776.9
------------------------------------------------------------------------------------------------------------------

[1] Interest Coverage Ratio is equal to Net Cash            [3] Assumed Portfolio Value represents the Initial
Collections, before interest and swap payments,             Appraised Value of each aircraft in the Portfolio
expressed as a ratio of the swap costs and interest         multiplied by the Depreciation Factor at Calculation
payable on each subclass of Notes plus the interest and     date divided by the Depreciation Factor at Closing date.
minimum principal payments payable on each subclass of
Notes that rank senior in priority of payment to the        [4] Adjusted Portfolio Value represents the Base Value
relevant subclass of Notes.                                 of each aircraft in the Portfolio as determined by the
                                                            most recent Appraisal multiplied by the Depreciation
[2] Debt Coverage Ratio is equal to Net Cash                Factor at Calculation date divided by the Depreciation
Collections before interest and swap payments,              Factor at Closing date. The lower of the Assumed
expressed as a ratio of the interest and minimum and        Portfolio Value or 105% of the Adjusted Portfolio Value
scheduled principal payments payable on each subclass       is used to calculate the principal repayment amounts to
of Notes plus the interest and minimum and scheduled        Noteholders.
principal payments payable on each subclass of Notes
that ranks equally with or senior to the relevant           [5] Total Asset Value is equal to Total Portfolio Value
subclass of Notes in the priority of payments               plus Liquidity Reserve Amount.


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